Advantage II Variable Annuity
Advantage III Variable Annuity
National Advantage Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated February 9, 2010
to Prospectuses Dated May 1, 2009

With respect to the Asset Allocation Models and the Guaranteed Minimum Withdrawal Benefit (GMWB), this supplement will alter the prospectuses listed above in the following manner:

The Premier VIT NACM Small Cap Portfolio will be liquidated, by the fund company, on April 30, 2010. In preparation for this liquidation, effective March 11, 2010, Midland National will close this Portfolio to all investors, which will impact the asset allocation models listed in this supplement below.

As a result, effective March 11, 2010, the percentage, in Your asset allocation model, previously directed to the Premier VIT NACM Small Cap will be redirected to the Fidelity VIP Money Market Portfolio. You may transfer the funds currently invested in the Premier VIT NACM Small Cap Portfolio to the Fidelity VIP Money Market Portfolio at any time, free of charge.

Please note if You have elected the Guaranteed Minimum Withdrawal Benefit (GMWB) and You allocate funds outside of the designated asset allocation models, this will terminate Your rider. Allocating any funds to another investment division, other than the transfer of the Premier VIT NACM Small Cap Portfolio to the Fidelity VIP Money Market Portfolio, or outside the asset allocation model in any other way will terminate Your rider.

As of April 30, 2010, any funds remaining or still invested in the Premier VIT NACM Small Cap Portfolio will be redirected to the Fidelity VIP Money Market Portfolio. This will not terminate the Guaranteed Minimum Withdrawal Benefit (GWMB).

Under the section titled, DETAILED INFORMATON ABOUT THE CONTRACT, subsection Asset Allocation Models, the following models will be effective as of March 11, 2010.

The Moderate Conservative model is made up of the following percentages:
·	33% Intermediate Bonds
·	11% Cash Equivalents
·	12% LargeCap Value
·	5% High-Yield Bonds
·	11% International Equity
·	8% LargeCap Growth
·	6% MidCap Equity
·	1% SmallCap Equity
·	10% Treasury Inflation Protection Securities
·	3% Hard Assets
(2% change from SmallCap to Cash Equivalents)

The Moderate model is made up of the following percentages:
·	26% Intermediate Bonds
·	5% Cash Equivalents
·	16% LargeCap Value
·	4% High-Yield Bonds
·	16% International Equity
·	11% LargeCap Growth
·	8% MidCap Equity
·	3% SmallCap Equity
·	7% Treasury Inflation Protection Securities
·	4% Hard Assets
(2% change from SmallCap to Cash Equivalents)

The Moderate Aggressive model is made up of the following percentages:
·	14% Intermediate Bonds
·	20% LargeCap Value
·	3% High-Yield Bonds
·	21% International Equity
·	15% LargeCap Growth
·	10% MidCap Equity
·	4% SmallCap Equity
·	6% Treasury Inflation Protection Securities
·	4% Hard Assets
·	3% Cash Equivalents
(3% change from SmallCap to Cash Equivalents)

The Aggressive model is made up of the following percentages:
·	5% Intermediate Bonds
·	23% LargeCap Value
·	27% International Equity
·	18% LargeCap Growth
·	12% MidCap Equity
·	6% SmallCap Equity
·	5% Hard Assets
·	4% Cash Equivalents
(4% change from SmallCap to Cash Equivalents)

Please retain this supplement for future reference.

You may contact the variable annuity service center at 1-866-270-9564, with any questions or concerns.